EXHIBIT 13.1

CERTIFICATION PURSUANT TO RULE 13a-14(b)

OF THE SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report of Amec Foster Wheeler plc (the “Company”) on Form 20-F for the period ended 31 December 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Samir Brikho, Chief Executive of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: 14 April 2015	/s/ SAMIR BRIKHO
Samir Brikho
Chief Executive